Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Aptus July Buffer ETF (JULB)
(the “Fund”)
Supplement dated June 30, 2026 to the Fund’s Summary Prospectus dated January 23, 2026, and
Prospectus, dated October 13, 2025 and supplemented on January 23, 2026
As described in the Fund’s Summary Prospectus and Prospectus, shareholders are subject to a pre-determined upside return cap (“Cap”) from an investment in the Fund for a given period of approximately one year (the “Investment Period”).
On June 29, 2026, the previous Investment Period for the Fund ended. A new Investment Period for the fund began as of June 30, 2026 and will end on June 29, 2027. The Investment Period and Cap for each Fund is set forth below.

	Investment Period Start	Investment Period End	Buffer (before Fund fees and expenses)*	Buffer (after Fund fees and expenses)*	Cap (before Fund fees and expenses)	Cap (after Fund fees and expenses)*
Aptus July Buffer ETF	June 30, 2026	June 29, 2027	15%	14.25%	15.96%	15.21%
* For this purpose, Fund fees and expenses consist of the Fund’s total expense ratio and net options trading costs, if any.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.